Exhibit 10.23

AMENDMENT NO. 2

TO

SERVICE AGREEMENT

THIS AMENDMENT NO. 2 TO SERVICES AGREEMENT (this “Amendment”), effective as of September 1, 2016 (the “Effective Date”), is by and between RAMACO, LLC, a Delaware limited liability company (“Service Provider”) and RAMACO DEVELOPMENT, LLC, a Delaware limited liability company, (“Customer” and together with Service Provider, the “Parties”, and each a “Party”).

Recitals

WHEREAS, the foregoing parties entered into that certain Services Agreement dated August 20, 2015 (the “Agreement”); and

WHEREAS, the foregoing parties amended the Agreement pursuant to that certain Amendment No. I to Services Agreement effective December 31, 2015 (the “First Amendment”); and

WHEREAS, the foregoing parties desire to further modify certain terms of the Agreement, as amended by the First Amendment.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Service Provider and Customer agree as follows:

1. Fees and Expenses. Section 4 of the Agreement is hereby deleted in its entirety, and replaced with the following paragraph:

4. Fees and Expenses. In exchange for use of the Office and Services, Customer shall pay to Service Provider a monthly fee of SIX THOUSAND TWO HUNDRED FIFTY AND 00/100 DOLLARS ($6,250.00) (“Rentals”). In addition to Rentals payments, Customer shall pay Service Provider a signing bonus equal to SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($75,000.00) (the “Signing Bonus”) upon execution of this Amendment. After payment of the Signing Bonus, Customer shall pay Rentals in arrears on or before the 5th day of each calendar month for the prior calendar month, the first of which shall occur on or before October 5, 2016.

2. No Other Modifications. All other terms and conditions of the Agreement shall continue to remain in full force and effect, notwithstanding this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

RAMACO, LLC, a Delaware limited liability company

By:	/s/ Randall W. Atkins
Name:	Randall W. Atkins
Its:	Authorized Agent

RAMACO DEVELOPMENT, LLC, a Delaware limited liability company

By:	/s/ Michael D. Bauersachs
Name:	Michael D. Bauersachs
Its:	Authorized Agent